SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Allspring Funds Trust
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
(c) Filing Party: ______________________
(d) Date Filed: _______________________

[Allspring Logo]

ALLSPRING FUNDS

Dear Valued Allspring Funds Shareholder:

We are notifying you again of the special meeting (“Meeting”) of shareholders of the Allspring Funds which is scheduled to meet on January 27, 2022. You have previously voted your shares.

■	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

■	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc., at 1-855-928-4485.

As you may recall from previous mailings the Board of Trustees has approved voting in favor for the proposals applicable to your Fund.

Note that on December 6, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Additionally, each individual fund has had “Wells Fargo” removed from its fund name and replaced with “Allspring.”

If you have any questions regarding about the proposal or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free 1-855-928-4485. Monday-Friday, 9 a.m. – 10 p.m. ET.

Sincerely,

/s/ Andrew Owen

Andrew Owen
President
Allspring Funds

Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC). PAR-1121-00486

Voted

[Allspring Logo]

ALLSPRING FUNDS

Dear Valued Allspring Funds Shareholder:

I am writing to ask for your vote as a shareholder of the Allspring Funds at the special meeting (“Meeting”) of the shareholders which is scheduled to meet on January 27, 2022.

Please take a minute to cast your vote. The Board of Trustees has approved the proposals and recommends you vote in favor of each of the proposals applicable to your Fund.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Voting is quick and easy.

Note that on December 6, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Additionally, each individual fund has had “Wells Fargo” removed from its fund name and replaced with “Allspring.”

If you have any questions regarding about the proposal or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free1-855-928-4485 Monday-Friday, 9 a.m. – 10 p.m. ET.

Sincerely,

/s/ Andrew Owen

Andrew Owen
President
Allspring Funds

Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC). PAR-1121-00486

UNV NEW

[Allspring Logo]

ALLSPRING FUNDS

Dear Valued Allspring Funds Shareholder:

I am writing to ask for your vote as a shareholder of the Allspring Funds at the special meeting (“Meeting”) of the shareholders which is scheduled to meet on January 27, 2022.

As you recall from previous mailings, the Board of Trustees has approved the proposals and recommends you vote in favor of each of the proposals applicable to your Fund.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Voting is quick and easy.

Note that on December 6, all mutual funds within the Wells Fargo Funds family were rebranded as Allspring Funds. Additionally, each individual fund has had “Wells Fargo” removed from its fund name and replaced with “Allspring.”

If you have any questions regarding about the proposal or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free 1-855-928-4485 Monday-Friday, 9 a.m. – 10 p.m. ET.

Sincerely,

/s/ Andrew Owen

Andrew Owen
President
Allspring Funds

Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC). PAR-1121-00486

Unvoted-existing

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
JANUARY 27, 2022

ALLSPRING FUNDS TRUST
(the “Trust”)
525 Market Street, 12th Floor, San Francisco, California 94105

on behalf of the following series:

Allspring C&B Mid Cap Value Fund
Allspring Omega Growth Fund
(each a “Fund” and together, the “Funds”)

TO THE SHAREHOLDER OF THE FUNDS

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Meeting”) of the Funds will be held on January 27, 2022 at 10:00 a.m. Pacific time, at the offices of the Funds, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to each Fund, the purposes of the Meeting are as follows:

(1) To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC ;
(2) To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC (applies only to Allspring Omega Growth Fund);
(3) To consider and approve a new investment sub-advisory agreement with Cooke & Bieler, L.P. (applies only to Allspring C&B Mid Cap Value Fund);
(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

(Effective November 1, 2021, Wells Fargo Funds Management, LLC changed its name to Allspring Funds Management, LLC and Wells Capital Management, LLC changed its name to Allspring Global Investments, LLC.)

Shareholders of record at the close of business on November 26, 2021 (“Record Date”) will be entitled to vote at the Meeting. Each Fund had the following number of shares outstanding as of Record Date:

Allspring C&B Mid Cap Value Fund 14,372,437.643 Allspring Omega Growth Fund 13,817,692.733

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.allspringglobal.com), and we encourage you to check this website prior to the Meeting if you plan to attend. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED ABOVE.

By Order of the Board of Trustees of the Trust,

Matthew Prasse, Secretary
December 13, 2021